EX-3.(i)/A

                                 (EXHIBIT "A")

                              ARTICLES OF AMENDMENT

                                      TO

                            ARTICLES OF INCORPORATION

                                      OF

                               EMC GROUP, INC.


Pursuant to Section 607.1006, Florida Statutes, this Florida profit corporation adopts the following articles of amendment to its articles of incorporation:

                         FIRST:    Amendments adopted:


                                 ARTICLE III
                                CAPITAL STOCK

The text of Article Ill, Capital Stock, is hereby deleted and replaced by the following:

       The total number of authorized shares of the capital stock of this corporation was originally one hundred million (100,000,000) shares, divided into two classes, Common shares and Preferred shares. The total number of Common shares authorized was fifty million (50,000,000) shares. The total number of Preferred shares authorized is fifty million (50,000,000) shares.

       On April 2, 1999, the Corporation effected a 25:1 combination of the Common shares pursuant to Section 607.10025, Florida Statutes, resulting in the a decrease of the authorized Common shares to two million (2,000,000) shares pursuant to that Section. The number of authorized Common shares is hereby increased to fifty million (50,000,000) shares. The number of Common shares authorized by this Article shall not be decreased as a result of any subsequent or future share combination.


       The Common shares shall be of a single class. No preferences, qualifications, limitations, restrictions, or special rights, other than those provided by law, shall exist with respect to any of the Common shares of the Corporation or any of the holders of such shares.

       The Preferred shares shall be of a single class, designated as "Class "A" Convertible Preference Shares", and shall have the preferences, qualifications, limitations, restrictions, and special rights of such shares as provided by law, except as follows:

       a. The Preferred shares shall be nonvoting shares.
       b. The Preferred shares are convertible for Common shares for an aggregate amount equal to US$2,800,000,
       c. The Preferred shares may be converted only in whole.
       d. The share value for the conversion shall be determined based on the weighted average trading price of the Corporation's Common shares in the sixty (60) days prior to conversion.
       e. The conversion shall be subject to approval of the Board of Directors of the Corporation.
       f. The conversion shall not exceed ten percent (10%) of the total number of outstanding shares of the Corporation.

The board of directors is authorized to fix or alter the designations, preferences, and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions of the Preferred shares, including without limitation of the generality of the above, dividend rights, dividend rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices and liquidation preferences of any wholly unissued series of preferred shares, and the designation and number of shares constituting any such series, or any of them; and to increase or decrease the number of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such senes.

SECOND:  The date of this amendment's adoption is:   April 30, 2000

THIRD:   This amendment was approved by the shareholders. The number of votes cast for the amendment was sufficient for approval. Such approval was by written consents pursuant to Section 607.0704, Florida Statutes.


IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment on this 30 day of April, 2000.


                                                 /s/  Erhard Sommer
                                                 ------------------------
                                                 ERHARD SOMMER, President



























CONSENT CERTIFICATE OF ACTION BY
DIRECTOR OF EMC GROUP, INC.


    The undersigned, being a director of EMC GROUP, INC. (the "Corporation"), adopts the following as the action of such Director of the Corporation:


    1. The undersigned hereby recommends to the shareholders of the Corporation adoption of an amendment of the Articles of the Corporation as set forth in Exhibit "A" annexed hereto, increasing the number of authorized Common shares of the Corporation, providing for future combinations of shares, and establishing the rights and preferences of the Preferred shares of the Corporation.


    2. The undersigned hereby ratifies and approves the issuance of 2,800,000 Class "A" Convertible Preference Shares of the Corporation as of February 3, 1998.

    3. The undersigned hereby ratifies and approves the issuance of 2,195,000 Common shares of the Corporation on April 6, 1999.

This Consent Certificate may be executed in any number of counterparts, all of which, when executed and delivered, shall have the force of an original; and it shall be effective as of the date the last required signature is obtained on the original or any counterpart.

                                                  /s/  Erhard Sommer
                                                  ----------------------
                                                  (signature of director)

                                                        Erhard Sommer
                                                       (printed name)

                                                        May 22, 2000
                                                       (date signed)





CONSENT CERTIFICATE OF ACTION BY
DIRECTOR OF EMC GROUP, INC.


    The undersigned, being a director of EMC GROUP, INC. (the "Corporation"), adopts the following as the action of such Director of the Corporation:


     1. The undersigned hereby recommends to the shareholders of the Corporation adoption of an amendment of the Articles of the Corporation as set forth in Exhibit "A" annexed hereto, increasing the number of authorized Common shares of the Corporation, providing for future combinations of shares, and establishing the rights and preferences of the Preferred shares of the Corporation.

    2. The undersigned hereby ratifies and approves the issuance of 2,800,000 Class "A" Convertible Preference Shares of the Corporation as of February 3, 1998.

    3. The undersigned hereby ratifies and approves the issuance of 2,195,000 Common shares of the Corporation on April 6, 1999.

This Consent Certificate may be executed in any number of counterparts, all of which, when executed and delivered, shall have the force of an original; and it shall be effective as of the date the last required signature is obtained on the original or any counterpart.


                                                 /s/  Peter-Mark Bennett
                                                 ------------------------
                                                (signature of director)

                                                 Peter-Mark Bennett
                                                 ------------------------
                                                 (printed name)

                                                 April 26, 2000
                                                 -------------------
                                                (date signed)








CONSENT CERTIFICATE OF ACTION BY
DIRECTOR OF EMC GROUP, INC.


    The undersigned, being a director of EMC GROUP, INC. (the "Corporation"), adopts the following as the action of such Director of the Corporation:


    1. The undersigned hereby recommends to the shareholders of the Corporation adoption of an amendment of the Articles of the Corporation as set forth in Exhibit "A" annexed hereto, increasing the number of authorized Common shares of the Corporation, providing for future combinations of shares, and establishing the rights and preferences of the Preferred shares of the Corporation.


   2. The undersigned hereby ratifies and approves the issuance of 2,800,000 Class "A" Convertible Preference Shares of the Corporation as of February 3, 1998.


   3. The undersigned hereby ratifies and approves the issuance of 2,195,000 Common shares of the Corporation on April 6, 1999.

This Consent Certificate may be executed in any number of counterparts, all of which, when executed and delivered, shall have the force of an original; and it shall be effective as of the date the last required signature is obtained on the original or any counterpart.



                                                /s/  Sandro Campagna
                                                -----------------------
                                                (signature of director)

                                                Sandro Campagna
                                                -----------------------
                                                (printed name)

                                                April 26, 2000
                                                --------------------
                                                (date signed)












CONSENT CERTIFICATE OF ACTION BY
SHAREHOLDER OF EMC GROUP, INC.


    The undersigned, being a shareholder of EMC GROUP, INC.
    (the "Corporation"), adopts the following as the action of such shareholder of the Corporation:


   1. The undersigned hereby authorizes the amendment of the Articles of the Corporation as set forth in Exhibit "A" annexed hereto, increasing the number of authorized Common shares of the Corporation, providing for future combinations of shares, and establishing the rights and preferences of the Preferred shares of the Corporation.


   2. The undersigned hereby ratifies and approves the issuance of 2,800,000 Class "A" Convertible Preference Shares of the Corporation as of February 3, 1998.


   3. The undersigned hereby ratifies and approves the issuance of 2,195,000 Common shares of the Corporation on April 6, 1999.

This Consent Certificate may be executed in any number of counterparts, all of which, when executed and delivered, shall have the force of an original; and it shall be effective as of the date the last required signature is obtained on the original or any counterpart.


                                               /s/  Erhard Sommer
                                               --------------------------
                                               (signature of shareholder)

                                               Erhard Sommer
                                               ---------------------
                                               (printed name)

                                               May 22, 2000
                                               ---------------------
                                               (date signed)









CONSENT CERTIFICATE OF ACTION BY
SHAREHOLDER OF EMC GROUP, INC.


       The undersigned, being a shareholder of EMC GROUP, INC. (the "Corporation"), adopts the following as the action of such shareholder of the Corporation:


    1. The undersigned hereby authorizes the amendment of the Articles of the Corporation as set forth in Exhibit "A" annexed hereto, increasing the number of authorized Common shares of the Corporation, providing for future combinations of shares, and establishing the rights and preferences of the Preferred shares of the Corporation.


    2. The undersigned hereby ratifies and approves the issuance of 2,800,000 Class "A" Convertible Preference Shares of the Corporation as of February 3, 1998.


    3. The undersigned hereby ratifies and approves the issuance of 2,195,000 Common shares of the Corporation on April 6, 1999.

This Consent Certificate may be executed in any number of counterparts, all of which, when executed and delivered, shall have the force of an original; and it shall be effective as of the date the last required signature is obtained on the original or any counterpart.


                                             /s/  Hector Campagna
                                             --------------------------
                                             (signature of shareholder)

                                             Hector Campagna
                                             ------------------------
                                             (printed name)

                                              April 14, 2000
                                             ------------------------
                                             (date signed)












CONSENT CERTIFICATE OF ACTION BY
SHAREHOLDER OF EMC GROUP, INC.


    The undersigned, being a shareholder of EMC GROUP, INC.
(the "Corporation"), adopts the following as the action of such shareholder of the Corporation:


   1. The undersigned hereby authorizes the amendment of the Articles of the Corporation as set forth in Exhibit "A" annexed hereto, increasing the number of authorized Common shares of the Corporation, providing for future combinations of shares, and establishing the rights and preferences of the Preferred shares of the Corporation.


   2. The undersigned hereby ratifies and approves the issuance of 2,800,000 Class "A" Convertible Preference Shares of the Corporation as of February 3, 1998.


   3. The undersigned hereby ratifies and approves the issuance of 2,195,000 Common shares of the Corporation on April 6, 1999.

This Consent Certificate may be executed in any number of counterparts, all of which, when executed and delivered, shall have the force of an original; and it shall be effective as of the date the last required signature is obtained on the original or any counterpart.


                                               /s/  Bryon Fevens
                                               (signature of shareholder)
                                               ---------------------------
                                               Per:  1343300 ONTARIO, INC.

                                               Bryon Fevens
                                               ---------------------
                                               (printed name)

                                                April 17, 2000
                                               ---------------------
                                               (date signed)







CONSENT CERTIFICATE OF ACTION BY
SHAREHOLDER OF EMC GROUP, INC.


    The undersigned, being a shareholder of EMC GROUP, INC.
(the "Corporation"), adopts the following as the action of such shareholder of the Corporation:


   1. The undersigned hereby authorizes the amendment of the Articles of the Corporation as set forth in Exhibit "A" annexed hereto, increasing the number of authorized Common shares of the Corporation, providing for future combinations of shares, and establishing the rights and preferences of the Preferred shares of the Corporation.


   2. The undersigned hereby ratifies and approves the issuance of 2,800,000 Class "A" Convertible Preference Shares of the Corporation
        as of February 3, 1998.


   3. The undersigned hereby ratifies and approves the issuance of 2,195,000 Common shares of the Corporation on April 6, 1999.

This Consent Certificate may be executed in any number of counterparts, all of which, when executed and delivered, shall have the force of an original; and it shall be effective as of the date the last required signature is obtained on the original or any counterpart.


                                               /s/  George W. Gibson
                                               --------------------------
                                               (signature of shareholder)

                                               George W. Gibson
                                               -----------------------
                                               (printed name)

                                                April 14, 2000
                                               -----------------------
                                               (date signed)










CONSENT CERTIFICATE OF ACTION BY
SHAREHOLDER OF EMC GROUP, INC.


    The undersigned, being a shareholder of EMC GROUP, INC.
(the "Corporation"), adopts the following as the action of such shareholder of the Corporation:


   1. The undersigned hereby authorizes the amendment of the Articles of the Corporation as set forth in Exhibit "A" annexed hereto, increasing the number of authorized Common shares of the Corporation, providing for future combinations of shares, and establishing the rights and preferences of the Preferred shares of the Corporation.

   2. The undersigned hereby ratifies and approves the issuance of 2,800,000 Class "A" Convertible Preference Shares of the Corporation as of February 3, 1998.


   3. The undersigned hereby ratifies and approves the issuance of 2,195,000 Common shares of the Corporation on April 6, 1999.

This Consent Certificate may be executed in any number of counterparts, all of which, when executed and delivered, shall have the force of an original; and it shall be effective as of the date the last required signature is obtained on the original or any counterpart.


                                          /s/  Paul J.. Gibson
                                          --------------------------
                                          (signature of shareholder)

                                          Per:   Treats Canada Corporation

                                          Paul J. Gibson
                                          ---------------------
                                          (printed name)

                                          April 28, 2000
                                          ---------------------
                                          (date signed)







































May 22, 2000


Notice to Shareholders of EMC Group, Inc.

Pursuant to Chapter 607, Florida Statutes, this is to advise you, as a shareholder of EMC Group, Inc., that shareholders owning a majority of the common shares of EMC Group, Inc. ("the Corporation") have, by written consent, taken the following actions as the actions of the shareholders of the Corporation:

(1) Authorizing the amendment of the Articles of Incorporation of the Corporation to (a) provide for the increase in the authorized common shares of the Corporation to 50,000,000 shares; (b) provide that the number of authorized shares shall not be decreased as a result of any future share combinations; and (c) establish the rights and preferences of the holders of preferred shares.

(2) Approving and ratifying the issuance of preferred and common shares of the Corporation.


Truly


/s/  Erhard Sommer
------------------
Erhard Sommer
President & CEO



cc.) Board of Directors



















ES\MSWORD\PROFESSIONAL SERVICES\PROFACI\LETTER TO SHAREHOLDERS MAY 22, 2000



               EMC GROUP, INC., 346 Tanager Court, Lakeland, FL 33803
                 Telephone: 863-619-6353          FAX: 863-709-0151